UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2008

ICEWEB, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27865	13-2640971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45925 Maries Road, Dulles, VA 20166

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  703-964-8000

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Material Contracts.

On December 01, 2008 IceWEB, Inc. issued a press release announcing that the Company has entered into a convertible debenture agreement with Sand Hill Finance, LLC in the amount of $1,170,768. A copy of the debenture agreement and press release, which are incorporated herein by reference, are attached to this Current Report on Form 8-K as Exhibits 4.1 and 99.1, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Secured Convertible Debenture between IceWEB, Inc. and Sand Hill Finance, LLC

4.2	Warrant amendment agreement

99.1	Press release dated December 01, 2008 regarding contract from United States Government for Geospatial infrastructure and network security products

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICEWEB, INC.

Date: December 01, 2008	By:	/s/ John R. Signorello
John R. Signorello,
Chief Executive Officer